1 st Quarter 2008 Earnings Overview Exhibit 99.2

Colonial BancGroup℠

CNB LISTED NYSE

You'll like it here.™

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential ” and “anticipates,” the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-
looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-
looking statements and future results could differ materially from historical performance. These factors are not exclusive:
losses to our loan portfolio are greater than estimated or expected;
an inability to raise additional capital on terms and conditions that are satisfactory;
the impact of current economic conditions on our ability to borrow additional funds to meet our liquidity needs;
economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
deposit attrition, customer loss, or revenue loss in the ordinary course of business;
increases in competitive pressure in the banking industry and from non-banks;
costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
the inability of BancGroup to realize elements of its strategic plans for 2008 and beyond;
natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
the impact of recent and future federal and state regulatory changes;
current or future litigation, regulatory investigations, proceedings or inquiries;
strategies to manage interest rate risk may yield results other than those anticipated;
changes which may occur in the regulatory environment;
a significant rate of inflation (deflation);
acts of terrorism or war; and
changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

$27 billion in assets with 342 branches at 3/31/2008
Top
25*
U.S. commercial bank (non-foreign owned)
Proven community banking philosophy with regional bank management and local boards of directors
Top 6* market share in 87% of retail deposit franchise
• Attractive banking franchise
• Strong and growing retail banking business
Long history of superior asset quality across portfolios and credit cycles
• Conservative loan loss reserve level
• No subprime residential mortgage products
Solid capital levels
Strong liquidity position
Consistent core profitability
Stable, experienced management team
Overview
*Source:  SNL Financial

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Credit Quality – 1
st
Quarter 2008 Update
Credit quality is sound and within expectations
No subprime, no stated income and no exotic loan or investment products
Maintained loan loss reserve at 1.50% of loans at 3/31/08
1  quarter net charge-offs were $34 million or 0.84% annualized of average loans down from
0.88% annualized from the 4 quarter of 2007
Nonperforming assets were $266 million or 1.65% of net loans and ORE at 3/31/08 compared to 0.86% at 12/31/07
st
th

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Loan Portfolio
At 3/31/08 (excluding unearned income)
49.5% $7,968.3 Commercial Real Estate
2.6% $434.0 Consumer & Other
20.3% $3,265.1 Residential Construction
100% $16,113.5 Total
3.7% $598.0 Mortgage Warehouse Lending
7.4% $1,194.3 Commercial & Industrial
16.5% $2,653.8 Residential Real Estate
Percentage of Total
Portfolio
Dollars Outstanding
(millions)
Business Line

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Residential Construction
By Location and Property Type at 3/31/08
20% of total loan portfolio - $3.265 billion
($ in millions)
National Builders, $53
Land, $440
Residential Spec, $582
Consumer-Owned
Lots, $136
Builder Lot Inventory,
$180
Residential Presold,
$211
A&D,  $1,273
Condo,  $390
Total
Outstanding
A&D
Builder
Lots
Consumer
Lots
Res.
Presold
Res.
Spec
Land Condo
National
Builders
Florida 1,608 $             568 $   72 $    99 $          113 $     214 $ 224 $ 298 $     20 $
Texas 540 279 41 5 17 74 75 16 33
Georgia 410 188 32 2 30 115 20 23 -
Alabama 393 126 32 27 26 151 24 7 -
Nevada 204 80 1 2 22 25 49 25 -
Other 110 32 2 1 3 3 48 21 -
Total 3,265 $             1,273 $ 180 $  136 $        211 $     582 $ 440 $ 390 $     53 $

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Florida
$107.8
40.4%
Georgia
$29.6
11.1%
Texas
$7.6
2.9%
Other
$2.2
0.8%
Nevada
$33.1
12.5%
Alabama
$5.8
2.2%
Residential
Development
$43.0
16.1%
Consumer Lots
$8.4
3.2%
Condo
Construction
$62.2
23.4%
Residential Land
$17.4
6.5%
Homes under
Construction
$43.6
16.4%
Builder Lot
Inventory
$11.5
4.3%
Residential Construction NPAs
At 3/31/08 – Total $186.1 million (or 69.9% of total non-performing assets)
($ in millions)
Property Type Location
(note: percentages in above charts represent proportion to total NPAs)

Residential Construction Net Charge-Offs
At 3/31/08 – Total $26.2 million (or 77.9% of total net charge-offs)
($ in millions)
Property Type Location
Condo
Construction
$11.7
34.8%
Residential Land
$0.1
0.2%
Homes under
Construction
$4.9
14.7%
Residential
Development
$6.5
19.3%
Consumer Lots
$0.6
1.8%
Builder Lot
Inventory
$2.4
7.1%
Other
$1.5
4.5%
Texas
$0.7
2.1%
Georgia
$5.6
16.6%
Florida
$17.7
52.6%
Alabama
$0.7
2.1%
(note: percentages in above charts represent proportion to total net charge-offs)

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Commercial Real Estate
(Excluding Residential and Condominium Construction)
By location and property type at 3/31/08
50% of total loan portfolio - $7.968 billion
($ in millions)
Commercial Dev.
and Lots
$608.3
7.6%
Commercial
Land
$1,010.6
12.7%
Industrial
$1,021.2
12.8%
Lodging
$371.1
4.7%
Multifamily
$680.7
8.5%
Office
$1,368.5
17.2%
Other
$885.6
11.1%
Retail
$1,524.4
19.1%
Healthcare
$497.9
6.3%
Alabama
$845.3
10.6%
Florida
$4,602.6
57.8%
Georgia
$550.8
6.9%
Texas
$770.4
9.7%
Nevada
$513.4
6.4%
Other
$685.8
8.6%
Property Type Location

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Florida,
$45.3,
17.0%
Georgia,
$1.7,
0.6%
Nevada,
$1.3,
0.5%
Other,
$3.4,
1.3%
Alabama,
$5.1,
1.9%
Commercial
Land,
$37.9,
14.2%
Office,
$6.7,
2.5%
Other,
$3.6,
1.4%
Retail,
$1.6,
0.6%
Warehouse,
$1.8,
0.7%
Commercial
Dev. and Lots,
$1.2,
0.4%
Multifamily,
$2.6,
1.0%
Industrial,
$1.4,
0.5%
Commercial Real Estate NPAs
(Excluding Residential and Condominium Construction)
At 3/31/08– Total $56.8 million (or 21.3% of total non-performing assets)
($ in millions)
Location Property Type
(note: percentages in above charts represent proportion to total NPAs)

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Commercial Real Estate Net Charge-Offs
(Excluding Residential and Condominium Construction)
At 3/31/08– Total $2.5 million (or 7.4% of total net charge-offs)
($ in millions)
Church or
School
$0.3
0.8%
Commercial
Land
$1.8
5.4%
Other
$0.1
0.4%
Industrial
$0.3
0.8%
Florida
$2.1
6.2%
Alabama
$0.1
0.4%
Georgia
$0.3
0.8%
Location Property Type
(note: percentages in above charts represent proportion to total net charge-offs)

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Other Loan Types
At 3/31/08 – 30% of total portfolio - $4.880 billion
($ in millions)
Residential RE
$2,653.8
54.4%
Commercial &
Industrial
$1,194.3
24.5%
Consumer & Other
$434.0
8.9%
Mortgage
Warehouse
Lending
$598.0
12.2%

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Consumer &
Other
$1.2
3.5%
Residential RE
$1.2
3.7%
Commercial &
Industrial
$2.5
7.5%
Commercial &
Industrial
$2.1
0.8%
Consumer &
Other
$1.0
0.4%
Residential RE
$20.3
7.6%
Other Loan Types - NPAs and Net Charge-Offs
At 3/31/08– NPAs totaled $23.4 million, NCOs totaled $4.9 million
($ in millions)
NCOs NPAs
(note: percentages in above charts represent proportion to total NPAs and NCOs)

Colonial BancGroup℠

CNB
LISTED
NYSE

You'll like it here.™

Commercial
Construction
$40.8
15.3%
Condominium
Construction
$62.2
23.4%
Non-RE
$3.1
1.2%
Permanent
CRE
$16.0
6.0%
Permanent
Residential
$20.3
7.6%
Residential
Construction
$123.9
46.5%
Property Type
Location
Nonperforming Assets by Type and Location
At 3/31/08 – Total $266.3 million
($ in millions)
Florida
$169.3
63.6%
Georgia
$32.6
12.2%
Alabama
$15.6
5.9%
Nevada,
$34.8,
13.0%
Texas
$7.7
2.9%
Other
$6.3
2.4%

Colonial BancGroup℠

CNB LISTED NYSE
You'll like it here.™

Net Charge Offs by Type and Location
First Quarter 2008 – Total $33.6 million
($ in millions)
Property Type Location
Residential
Construction
$14.5
43.2%
Condo
Construction
$11.7
34.8%
C & I
$2.5
7.5%
Consumer &
Other
$1.2
3.5%
CRE
$0.6
1.7%
Residential RE
$1.2
3.7%
Commercial
Construction
$1.9
5.6%
Florida
$24.3
72.3%
Georgia
$5.7
17.1%
Other
$1.7
5.0%
Texas
$0.7
2.1%
Alabama
$1.2
3.5%

Colonial BancGroup℠

CNB
LISTED
NYSE
You'll like it here.™

1
st
Quarter 2008 Summary of Results
Earnings per share of $0.16 for the 1Q08; an increase of $0.10 over the 4Q07
Net interest income decreased 7% from the 4Q07
• Net interest margin was 2.94% for the 1Q08 compared to 3.43% for the 4Q07
Strong average deposit growth of 17% over 1Q07
Loan loss reserve was 1.50% of net loans; provisions exceeded net charge-offs
Core noninterest income growth of 11% over 1Q07
Core noninterest expense increased 12% over the 4Q07
Issued $250 million of subordinated debt at 8.875%, qualifies for Tier 2 capital
Strong liquidity and solid capital position

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

$1.37 ¹
$1.72
$1.52
$1.31
$1.16
$1.26
$1.06
2001 2002 2003 2004 2005 2006 2007 1Q07 4Q07 1Q08
(diluted)
Earnings Per Share
19%
(8)%
13%
16%
13%
$1.17
1 Excluding one-time gains, restructuring and other charges
$0.24
$0.06
$0.16

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

$422
$455
$495
$567
$709
$755
$761
$180
$195
$182
2001 2002 2003 2004 2005 2006 2007 1Q07 4Q07 1Q08
Net Interest Income
($ in millions)
8%
9%
15%
25%
80%
6%
3.57%    3.55%    3.38%    3.52%    3.75%    3.71%   3.55% 3.46%    3.43%   2.94%
Net Interest
Margin
1%
5 Year CAGR = 11%
2002 - 2007

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Net Interest Income and Margin
($ in millions)
Tax Equivalent
NII NIM
4Q07 $197.3 3.43%
Citrus & Chemical Bank 3.6 -0.01
Deposit mix change and inelastic deposit pricing (7.9) -0.13
Increase in Mortgage Warehouse assets 5.8 -0.12
Asset sensitivity (14.3) -0.24
New sub debt issuance (0.5) -0.01
Other (0.2) 0.02
1Q08 $183.8 2.94%

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

$8,433
$8,734
$9,419
$10,862
$13,988
$15,788
$17,137
$18,758
$16,566
$15,967
2001 2002 2003 2004 2005 2006 2007 1Q07 4Q07 1Q08
Average Deposits
4%
8%
15%
1 Excluding acquisitions
($ in millions)
29%
5 Year CAGR = 14%
2002 - 2007
96%
13%
5%
1% ¹
17%
7% ¹
NOTE: Growth percent is 1Q07 to 1Q08

Colonial BancGroup

15%

CNB LISTED NYSE
You'll like it here.™

2.30%
2.37%
2.42% 2.42%
2.33%
2.27%
2.26%
2.22%
2.28%
2002 2003 2004 2005 2006 2007 1Q07 4Q07 1Q08
$107
$141
$146
$176
$182
$209
$46
$52
2002 2003 2004 2005 2006 2007 1Q07 1Q08
Strong Growth in Noninterest Income
and Controlled Expenses
Core Noninterest Income
Growth
Core Noninterest Expense
to Average Assets
1
Excluded from noninterest income are securities and derivatives gains (losses), securities restructuring charges, changes in fair value of swap derivatives and gain on sale of Goldleaf, merchant services, branches and mortgage loans
2
Excluded from noninterest expense are net losses related to the early extinguishment of debt, severance expense and merger related expenses
11%
($ in millions)
1
2

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Solid capital position
• Proactively managing capital for economic uncertainty and the challenging operating environment
• Planned offering is expected to fortify the balance sheet
• Lower dividend preserves capital of approximately $60 million annually, or 30 basis points of Tier 1
• Expected decreases in loans and warehouse assets will strengthen capital ratios
• Key ratios at 3/31/08:
Strong Liquidity
• Ample sources of liquidity - unused wholesale funding sources are in excess of $5 billion
• Strong average organic deposit growth from the retail banking franchise, 9.4% annualized from December 31,
2007 to March 31, 2008; deposits fund 70% of assets
Strong, high quality investment portfolio
• 95.3% of portfolio is AAA-rated or government-backed, ex. Federal reserve stock and FHLB stock
• No subprime or CDO exposure
(1) Includes REIT preferred stock
(2) Pro forma for $250 million common stock offering
*Estimated
Strong Liquidity and Capital Position
3/31/08 3/31/08
Actual Pro Forma (2)
Tangible common equity ratio 4.21% 5.16%
excluding unrealized loss on AFS 4.59% 5.54%
Tangible capital ratio
(1)
5.33% 6.28%
Tier I leverage ratio 6.10%
*
7.04%
Tier I capital ratio 8.05%
*
9.30%

Total risk based capital ratio   12.01%
*
13.26%

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

We expect the remainder of 2008 to be a challenging operating environment for all banks including Colonial
We believe that we have a realistic view of the operating environment
Liquidity is strong
Solid capital position; common stock offering will ensure that we have significant financial flexibility to weather the tough times ahead
We have isolated the problem credits to the residential real estate construction sector of the loan portfolio
No off-balance sheet items
2008 Outlook

Colonial BancGroup℠

CNB LISTED NYSE
You'll like it here.™

24 Supplemental Information

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Selected Average Balances
($ in millions)
% Change From
1Q08 4Q07 1Q07 4Q07 1Q07
Earning Assets 25,067 $     22,917 $     21,058 $     9% 19%
Loans, Net of Unearned Income 15,994        15,388        15,349        4% 4%
Loans Held for Sale 3,161           1,643           1,287           92% 146%
Securities  3,677           3,730           3,266           -1% 13%
Resell Agreements and
Other Interest Earning Assets 2,235           2,156           1,156           4% 93%
Total Assets 27,650        25,332        23,054        9% 20%
Total Deposits 18,758        17,137        15,967        9% 17%
Noninterest Bearing Deposits 3,067           2,982           2,780           3% 10%
Interest Bearing Transaction Accounts 6,610           6,363           6,314           4% 5%
Time Deposits 9,081           7,792           6,873           17% 32%
Repurchase Agreements 544              566              763              -4% -29%
S/T Borrowings and Fed Funds 1,380           937              1,164           47% 19%
L/T Debt 4,084           3,908           2,925           5% 40%
Shareholders' Equity 2,281           2,253           2,068           1% 10%

Colonial BancGroup℠

CNB
LISTED
NYSE
You'll like it here.™

Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
% Change
1Q08 4Q07 1Q07 4Q07 1Q07
Service Charges on Deposit Accounts 19.2 $     19.7 $     17.7 $     -3% 8%
Electronic Banking 5.0 4.9 4.4 2% 14%
Other Retail Banking Fees 2.6 2.6 3.6 0% -28%
Retail Banking Fees 26.8 27.2 25.7 -1% 4%
Financial Planning Services 4.8 4.1 3.8 17% 26%
Mortgage Banking Origination and Sales 6.8 4.8 3.2 42% 113%
Mortgage Warehouse Fees 1.0 3.0 6.9 -67% -86%
Bank-Owned Life Insurance 5.1 5.2 4.9 -2% 4%
Other Income 7.1 13.0 1.8 -45% 294%
Core Noninterest Income 51.6 57.3 46.3 -10% 11%
Securities and Derivatives Gains, Net 6.1 2.0 1.0 212% 519%
Securities Restructuring Charges - - (36.0) - 100%
Gain on Sale of Mortgage Loans - - 3.9 - -100%
Total Noninterest Income 57.7 $     59.3 $     15.2 $     -3% 279%
Annualized Noninterest Income to Average Assets
1
0.75% 0.90% 0.82%
Noninterest Income to Total Revenue
1
22.1% 22.7% 20.5%

Colonial BancGroup℠

CNB LISTED NYSE

You'll like it here.™

Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense are used in the calculation
% Change
1Q08 4Q07 1Q07 4Q07 1Q07
Salaries and Employee Benefits 73.7 $   70.9 $    69.6 $   4% 6%
Occupancy Expense of Bank Premises, Net 23.1 21.8 18.5 6% 25%
Furniture and Equipment Expense 14.7 13.6 13.1 8% 12%
Professional Services 5.6 5.1 4.1 10% 37%
FDIC Insurance and Other Regulatory Fees 4.6 2.1 1.2 119% 283%
Electronic Banking and Other Retail Banking Expenses 4.2 4.2 4.2 0% 0%
Amortization of Intangible Assets 4.2 3.6 3.1 17% 35%
Communications 2.8 2.5 3.0 12% -7%
Loss on Equity Investments 2.7 1.4 0.3 93% 800%
Loan and Other Real Estate Related Costs 2.7 1.4 0.3 93% 800%
Postage and Courier 2.6 2.7 2.6 -4% 0%
Advertising 2.6 2.6 2.2 0% 18%
Travel 1.4 1.7 1.7 -18% -18%
Other Expense 13.0 7.2 6.4 81% 103%
Core Noninterest Expense 157.9 140.8 130.3 12% 21%
Severance Expense 0.2 2.6 3.0 -91% -92%
Merger Related Expenses - 1.7 0.4 -100% -100%
Net Losses Related to the Early Extinguishment of Debt 5.9 - 4.4 100% 35%
Total noninterest expense 164.0 $ 145.1 $ 138.1 $ 13% 19%
Efficiency Ratio 67.02% 55.29% 57.38%
Annualized Noninterest Expense to Average Assets 2.28% 2.22% 2.26%
1
1

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Diversified CRE/Construction Loan Portfolio
As of 12/31/07
Property Type Total Exposure Central FL
West Coast  FL
South FL
Panhandle FL
Northern FL Alabama Georgia Texas Nevada Other
Retail 13.96% 1.30% 2.51% 2.74% 0.14% 0.31% 1.43% 0.81% 2.07% 0.93% 1.71%
Retail - other than gas stations 11.60% 1.11% 1.61% 2.36% 0.14% 0.11% 1.01% 0.68% 2.05% 0.86% 1.69%
Gas Station/Convenience Store 2.36% 0.19% 0.90% 0.39% 0.00% 0.21% 0.42% 0.14% 0.02% 0.07% 0.03%
Residential Development 13.80% 2.82% 1.60% 0.46% 0.78% 0.13% 1.37% 2.05% 3.45% 0.71% 0.43%
Builder Lot Inventory 1.96% 0.11% 0.27% 0.25% 0.19% 0.01% 0.24% 0.37% 0.48% 0.01% 0.03%
Commercial Development 5.01% 1.21% 0.73% 0.64% 0.00% 0.10% 0.09% 0.12% 0.60% 1.27% 0.26%
Commercial Lot Inventory 1.17% 0.12% 0.26% 0.23% 0.01% 0.00% 0.04% 0.33% 0.12% 0.00% 0.05%
Residential Homes (under construction) 9.95% 2.11% 1.12% 0.69% 0.21% 0.04% 1.78% 2.03% 1.02% 0.81% 0.15%
Multi-family 7.20% 0.66% 1.80% 1.10% 0.11% 0.09% 0.83% 0.14% 1.34% 0.21% 0.92%
Land Only 14.62% 3.02% 2.83% 1.38% 1.45% 0.14% 1.16% 0.45% 1.58% 1.26% 1.34%
Commercial Land 10.06% 1.92% 2.26% 1.22% 0.91% 0.13% 0.99% 0.24% 0.89% 0.61% 0.88%
Residential Land 4.56% 1.10% 0.57% 0.16% 0.54% 0.01% 0.17% 0.21% 0.69% 0.65% 0.46%
Office 8.09% 1.10% 2.00% 2.31% 0.09% 0.08% 0.60% 0.49% 0.78% 0.31% 0.32%
Office - non-medical 7.31% 0.87% 1.84% 2.27% 0.09% 0.08% 0.55% 0.43% 0.68% 0.28% 0.23%
Office - Medical 0.77% 0.24% 0.17% 0.04% 0.00% 0.00% 0.06% 0.06% 0.10% 0.03% 0.09%
Condominium Bldgs - Construction 4.74% 1.34% 1.39% 0.54% 0.30% 0.01% 0.10% 0.37% 0.18% 0.22% 0.29%
Warehouse 5.41% 0.96% 1.16% 1.60% 0.02% 0.03% 0.41% 0.24% 0.13% 0.78% 0.07%
Warehouse with Office 3.23% 0.63% 0.88% 0.88% 0.02% 0.03% 0.18% 0.15% 0.07% 0.40% 0.00%
Warehouse 1.31% 0.22% 0.16% 0.69% 0.00% 0.00% 0.11% 0.06% 0.05% 0.00% 0.03%
Mini-Warehouse 0.87% 0.12% 0.13% 0.03% 0.00% 0.01% 0.13% 0.03% 0.01% 0.38% 0.04%
Healthcare - Living Facility 3.26% 0.12% 0.20% 0.02% 0.10% 0.05% 0.79% 0.62% 0.36% 0.00% 0.99%
Skilled Nursing Facility 1.22% 0.00% 0.13% 0.00% 0.05% 0.05% 0.50% 0.14% 0.00% 0.00% 0.35%
Assisted Living Facility 1.48% 0.00% 0.07% 0.02% 0.05% 0.00% 0.29% 0.05% 0.36% 0.00% 0.64%
Congregate Care Facility 0.55% 0.12% 0.00% 0.00% 0.00% 0.00% 0.00% 0.43% 0.00% 0.00% 0.00%
Healthcare 1.47% 0.02% 0.08% 0.01% 0.00% 0.01% 0.04% 0.00% 1.22% 0.01% 0.07%
Lodging 4.14% 0.57% 0.66% 0.24% 0.00% 0.05% 0.51% 0.64% 0.44% 0.11% 0.91%
Recreation 0.15% 0.04% 0.07% 0.00% 0.00% 0.01% 0.04% 0.00% 0.00% 0.00% 0.00%
Industrial 1.08% 0.08% 0.17% 0.04% 0.00% 0.00% 0.06% 0.03% 0.47% 0.04% 0.19%
Farm 0.94% 0.28% 0.11% 0.27% 0.05% 0.02% 0.09% 0.00% 0.06% 0.00% 0.06%
All Other Types 3.04% 0.80% 0.77% 0.62% 0.14% 0.17% 0.21% 0.16% 0.13% 0.01% 0.03%
Total 100.00% 16.66% 17.74% 13.15% 3.58% 1.27% 9.78% 8.88% 14.43% 6.69% 7.82%
Notes:
1) Includes outstanding exposures (balances plus commitments).
2) Does not include owner occuppied properties (except for owner occupied Healthcare - Living Facilities and Gas Stations).
Commercial Real Estate Exposures by Geographic Location
Expressed as a Percentage of Commercial Real Estate Portfolio
Includes Commercial Real Estate and Construction Loan Exposures
(Principal Balances and Amounts Available To Be Drawn)